Investor Presentation June 2007

Legal Disclaimers FORWARD-LOOKING INFORMATION This presentation contains "forward-looking statements" within the meaning of the federal securities laws. Statements about our beliefs and expectations and statements containing the words "may," "could," "would," "should," "believe," "expect," "anticipate," "plan," "estimate," "target," "project," "intend" and similar expressions constitute forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results that differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following: (1) general economic conditions and construction activity in the markets where we operate in North America; (2) relationships with new equipment suppliers; (3) increased maintenance and repair costs; (4) our substantial leverage; (5) the risks associated with the expansion of our business; (6) our possible inability to integrate any businesses we acquire; (7) competitive pressures; (8) compliance with laws and regulations, including those relating to environmental matters; (9) whether we consummate the previously announced Burress acquisition; (10) our possible inability to integrate any business we acquire, including Burress; and (11) other factors discussed in our public filings, including the risk factors included in the Company's Annual Report on Form 10-K for the year ended December 31, 2006. Investors, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. Except as required by applicable law, including the securities laws of the United States and the rules and regulations of the SEC, we are under no obligation to publicly update or revise any forward-looking statements after the date of this presentation. All forward-looking statements speak only as of the date of this presentation. NON-GAAP FINANCIAL MEASURES This presentation contains certain Non-GAAP measures (EBITDA and income from operations, net income, selling, general and administrative expenses and EBITDA on an as adjusted basis). Please refer to Appendix A for a description of our use of these measures. EBITDA as calculated by the Company is not necessarily comparable to similarly titled measures reported by other companies. Additionally, these Non-GAAP measures are not measurements of financial performance or liquidity under GAAP and should not be considered as alternatives to the Company's other financial information determined under GAAP. INDUSTRY INFORMATION Information regarding market and industry statistics contained in this presentation is based on information available to us that we believe is accurate. It is generally based on publications that are not produced for these purposes or economic analysis.

Management Presenters Leslie Magee Chief Financial Officer John Engquist Chief Executive Officer

Business Opportunity

H&E Equipment Services - Snapshot Leading integrated equipment services company with $831.9 million of LTM (as of 3/31/07) revenue H&E's integrated distribution and rental model reduces effects of cyclicality on the Company and reduces capital intensity of H&E's operations 47 full service facilities across the Southwest, Southeast, Intermountain, West Coast and Gulf Coast regions of the U.S. Strong supplier relationships with Komatsu, Grove, Manitowoc, Terex and JLG Strong track record of growth, profitability and cash flow Rental New Used Parts Service Other East 261 253 133 86 56 43 LTM Gross Profit by Business Segment ($ in millions) LTM Revenue by Business Segment ($ in millions) 31.3% 30.5% 16.0% 10.3% 6.7% 5.2% Rental New Used Parts Service Other East 137 32 37 25 36 6 50.3% 11.6% 13.4% 9.3% 13.3% 2.1%

Business Highlights We Have a Winning Business Model Rent, Sell, Service-one-stop equipment solutions provider Competitive advantage versus pure distribution or pure rental Maximizes customer penetration Captures profitable parts and service business Improves rental returns by controlling the sale of used equipment Competitors are trying to move to our model-we're already there We are Focused on High Growth Regions Operations centered in the Southwest, Southeast, Intermountain, West Coast and Gulf Coast Well-positioned to benefit from the ongoing Katrina and Rita re-building Footprint provides strong exposure to petrochemical, mining and energy sector J.W. Burress acquisition creates a mid-Atlantic platform We Have Significant Growth Opportunities Multiple growth opportunities Expansion of our distribution business into new markets Investment in our rental fleet Growth of our high margin parts and services business Selected acquisitions and Greenfield startups in high growth markets Right Company Right Markets Right Time Business Environment Remains Robust We are NOT materially exposed to the residential housing markets Non-residential/construction growth remains strong Government infrastructure projects accelerating Roads, bridges, levy repair, etc. Power generation facilities High commodity prices providing additional support Mining Petrochemicals Right Environment

We Have a Winning Business Model Fleet / Project Management Capabilities Rental Equipment Parts & Service Used Equipment Sales New Equipment Sales Traditional Distribution Model Traditional Rental Model H&E Integrated Equipment Services Model Key Advantages: Multiple points of contact with the customer High-margin parts and service operation Profitable disposal of used equipment Difficult to replicate infrastructure Improved purchasing power Balanced gross margin contribution New Equipment Sales Used Equipment Sales Parts & Service Rental Equipment

We are Focused on High Growth Regions in the U.S. Our markets are benefiting from strong population growth, expansion in the non-residential construction, petrochemical and mining markets as well as regional economic growth Non-Residential Spending Growth by Region Source: US Census Bureau Note: Based on median growth rates for 1994-2005 Northeast Midwest South West East 0.066 0.065 0.076 0.098

Key End Market Drivers Remain Robust Infrastructure Spending Continues to Increase Spending on infrastructure construction expected to continue increasing. Upgrades to aging infrastructure and the 2005 Highway Bill to boost spending. Mining Exploration and Oil Prices Increasing Historically high global oil and gas prices benefit H&E due to strong Gulf Coast footprint. H&E's Intermountain branches have benefited from strong commodity markets which have fueled exploration spending. The opening of new mine sites (or re-opening of older sites) typically requires heavy equipment rental and purchase. Monthly Non-Residential Construction Spending Continues to Increase The previous growth cycle lasted approximately 8 years. We estimate we are 4 years into the current expansion and growth is forecasted into 2009. Rental Indicators Remain Positive Strong time utilization. Expect continued, although moderating, rate increases. Solid dollar returns. Rental and Distribution Markets Exhibit Favorable Long Term Growth Trends Rental industry continues to achieve long-term growth. Rental value proposition versus owning remains. Secular shift continues to drive rental penetration. U.S. remains under-penetrated by rental (vs. ownership) relative to other developed economies.

We Have Multiple Growth Opportunities Key Growth Strategies Will continue to invest in fleet given high utilization and strong incremental return 2007 store openings or expansion to full-service in Austin, Corpus Christi and Fontana Evaluating additional locations in other high growth markets and created new management position with sole focus on evaluating expansion opportunities New Locations in High Growth Markets Targeted Fleet Investment Expand Service Business Bolt-On Acquisitions Service operations near capacity in most markets Added approximately 60 new technicians in 20061 No significant capital investment required Opportunity to add additional products and services Definitive agreement with distributor J.W. Burress located in the mid- Atlantic region Additional bolt-on acquisitions on an opportunistic basis in target markets Examples Note: 1 Excluding technicians obtained through the Eagle acquisition

The Potential Acquisition of Burress Provides a Platform for Mid-Atlantic Expansion Company Overview Acquisition Rationale Creates a platform for mid-Atlantic expansion Adds twelve facilities in four states: Maryland, North Carolina, South Carolina and Virginia Formula-based purchase price represents 4.5x LTM ex- Hitachi Adjusted EBITDA plus the assumption of $0.4 million in debt1. 1 Purchase price is estimated and is subject to adjustments. 2 Based on preliminary December 31, 2006 unaudited revenues. We signed a definitive agreement with Burress on May 15; closing of this potential acquisition is subject to a number of conditions (See our Current Report on Form 8-K filed on May 17, 2007) Private company focused primarily on sales of new and used equipment Revenue ($MM) Currently approximately 240 total employees, including 40 salesman and 90 technicians Relationships with leading suppliers, including: Revenue Mix2 ($ in millions) FYE 12/31 2006 Revenues2 Rental New Used Parts Service East 0.13 0.38 0.26 0.15 0.08 $178.0 New Used Parts Service Rental 38% 26% 15% 13% 8%

Experienced Management Team with Significant Equity Stake H&E's senior management team has a long history in the industry with significant operational experience Senior management owns approximately 11% of the Company

Financial Overview

2004 2005 2006 1Q06 1Q07 East 478.2 600.2 804.4 182.2 209.7 Momentum in Our Business Continues. . . 34.0% Revenues ($mm) Adjusted EBITDA ($mm) 1 Comments Revenue growth continues to accelerate Incremental sales driving continued margin enhancement Solid pricing environment Note: 1 As adjusted basis excludes the Q106 non-recurring charge of $8.0 million related to the termination of a management services agreement in connection with the IPO in February 2006 and the $40.8 million loss on the early extinguishment of debt in connection with our refinancing in August 2006. See Appendix A for a reconciliation of Non- GAAP financial measures. EBITDA EBITDA Margin (%) 2004 2005 2006 1Q06 1Q07 East 79.6 130.5 214 41.6 52.3 64.0% 2004 2005 2006 1Q06 1Q07 East 0.167 0.217 0.266 0.228 0.249 15.1% 25.7%

Equipment Rentals- Segment Financial Summary Revenues and Gross Margin ($mm) Key Takeaways Revenues up 31.8% for 2006 versus 2005 Revenues up 17.0% in 1Q07 Rental rates remain strong Gross margin remains strong Time utilization & dollar returns continuing to improve moving into spring and summer weather conditions Reduced maintenance and repair costs as a % of revenues Expect strong growth in 2007 Opportunity for additional rate increases and fleet growth in our West Coast market 2/3 of fleet growth occurred in second half of 2006; expect continued, although moderated, fleet growth in 2007 2004 2005 2006 1Q06 1Q07 East 160.3 190.8 251.4 54 63.2 2004 2005 2006 1Q06 1Q07 East 0.375 0.468 0.528 0.491 0.492 Revenue Gross Margin (%) 17.0% 31.8%

New Equipment Sales- Segment Financial Summary Sales and Gross Margin ($mm) Key Takeaways Sales up 54.4% for the 2006 versus 2005 Strong sales growth in all product lines Sales up 21.7% for 1Q07 Strong market drivers such as the petrochemical industry, mining activity, highway bill and hurricane rebuilding should continue to drive growth Gross margin up 20 bps 2006 versus 2005 2004 2005 2006 1Q06 1Q07 East 116.9 156.3 241.3 55.7 67.8 2004 2005 2006 3M06 3M07 East 0.109 0.123 0.125 0.129 0.13 Sales Gross Margin (%) 21.7% 54.4%

Used Equipment Sales- Segment Financial Summary Represents an extension of the rental business Strong retail sales capability Maximizes residual values Controls fleet age and mix Used equipment gross margin up approximately 320 bps in 2006 versus 2005 and 260 bps in Q107 versus Q106 Sales and Gross Margin ($mm) Key Takeaways 2004 2005 2006 1Q06 1Q07 East 85 111.1 133.9 31.7 30.9 2004 2005 2006 3M 06 3M07 East 0.201 0.238 0.27 0.246 0.272 Sales Gross Margin (%) 20.5% 2.5%

Parts & Service- Segment Financial Summary Sales up 21.7% in 2006 versus 2005 Sales up 19.3% for 1Q07 Provides a relatively stable and high-margin revenue source All-makes repair Adding technicians Increasing charge-out rates Sales and Gross Margin ($mm) Key Takeaways 2004 2005 2006 1Q06 1Q07 East 91.7 111.6 135.8 31.6 37.7 2004 2005 2006 3M 06 3M07 East 0.407 0.417 0.432 0.43 0.433 Sales Gross Margin (%) 19.3% 21.7%

Capital Expenditures Rental CapEx Summary Fleet Age by Equipment Type (months) Rental Fleet Statistics ($mm) $ Utilization by Equipment Type3 Note: Fleet statistics as of March 31, 2007 1 Gross purchases include amounts transferred from new and used inventory. Gross capex for 2006 excludes February and March purchases of equipment previously held under operating leases. Represents quarterly rental revenues annualized divided by the average monthly original rental fleet equipment for the three months ended March 31, 2007. Represents monthly rental revenues annualized divided by the original rental fleet equipment costs at March 31, 2007. ($ in millions) Gross Rental CapEx 1 $82.2 $182.6 $221.0 $41.3 Sale of Rental Equipment ($65.4) ($87.0) ($105.7) ($28.1) Net Rental CapEx $16.8 $95.6 $115.3 $13.2 2004 2005 2006 YTD2007 AWP Cranes Earth-moving Fork Trucks Other Total East 42.9 37.6 18.5 24.7 25.6 38.4 AWP Cranes Earth-moving Fork Trucks Other Total East 0.401 0.394 0.468 0.445 0.651 0.42 2003 2004 2005 2006 1Q06 1Q07 East 518.2 472.3 494.7 612.4 550.5 651.1 2203 2004 2005 2006 1Q06 1Q07 East 0.296 0.339 0.386 0.411 0.392 0.388 Average OEC Average $ Utilization 2 2

Capital Structure Current Capital Structure Credit Statistics ($mm) 3/31/07 Cash & Cash Equivalents $12.7 Debt: Senior Secured Credit Facility due 2009 5.1 11.125% Senior Secured Notes due 20121 4.5 8.375% Senior Unsecured Notes due 2016 250.0 Total Debt 261.6 Shareholder's Equity 247.6 Total Book Capitalization 509.2 12/31/05 12/31/06 LTM Adj. EBITDA2 / Total Interest Expense 3.1x 5.7x 6.2x Total Debt / Adj. EBITDA2 2.7x 1.2x 1.2x Debt / Total Capitalization 101.5% 53.0% 51.4% 1 Net of discount. 2 As adjusted basis excludes the 1Q06 non-recurring charge of $8.0 million related to the termination of a management services agreement in connection with the IPO in February 2006 and the $40.8 million loss on the early extinguishment of debt in connection with our refinancing in August 2006. See Appendix A for a reconciliation of Non-GAAP financial measures. Other Notes Payable 2.0

Conclusions Key Business Drivers Remain Strong We Have a Winning Business Model We Have Significant Growth Opportunities We are Focused on High Growth Regions Right Time Right Company Right Markets Right Platform

Appendix A-Unaudited Reconciliations of Non-GAAP Financial Measures

We define EBITDA as net income before interest expense, income taxes, depreciation and amortization. We define Adjusted EBITDA for the three months ended March 31, 2006 as EBITDA adjusted for the $8.0 million fees paid in connection with the termination of a management services agreement. For the year ended December 31, 2006, we define Adjusted EBITDA as EBITDA adjusted for the $8.0 million fees paid in connection with the termination of a management services agreement and the $40.8 million loss on the early extinguishment of debt in connection with our refinancing. We use EBITDA and Adjusted EBITDA in our business operations to, among other things, evaluate the performance of our business, develop budgets and measure our performance against those budgets. We also believe that analysts and investors use EBITDA and Adjusted EBITDA as supplemental measures to evaluate a company's overall operating performance. However, EBITDA and Adjusted EBITDA have material limitations as analytical tools and you should not consider these in isolation, or as a substitute for analysis of our results as reported under GAAP. We find them as useful tools to assist us in evaluating performance because they eliminate items related to capital structure, taxes and non-cash charges. The items that we have eliminated in determining EBITDA and Adjusted EBITDA are interest expense, income taxes, depreciation of fixed assets (which includes rental equipment and property and equipment) and amortization of intangible assets and, in the case of Adjusted EBITDA, the loss from litigation. However, some of these eliminated items are significant to our business. For example, (i) interest expense is a necessary element of our costs and ability to generate revenue because we incur a significant amount of interest expense related to our outstanding indebtedness; (ii) payment of income taxes is a necessary element of our costs; and (iii) depreciation is a necessary element of our costs and ability to generate revenue because rental equipment is the single largest component of our total assets and we recognize a significant amount of depreciation expense over the estimated useful life of this equipment. Any measure that eliminates components of our capital structure and costs associated with carrying significant amounts of fixed assets on our balance sheet has material limitations as a performance measure. In light of the foregoing limitations, we do not rely solely on EBITDA and Adjusted EBITDA as performance measures and also consider our GAAP results. EBITDA and Adjusted EBITDA are not measurements of our financial performance under GAAP and should not be considered as alternatives to net income, operating income or any other measures derived in accordance with GAAP. Because EBITDA and Adjusted EBITDA are not calculated in the same manner by all companies, they may not be comparable to other similarly titled measures used by other companies. Set forth on the following page are reconciliations of net income (loss) to EBITDA and Adjusted EBITDA. Also, we have included reconciliations of income from operations, net income, basic earnings per share and diluted earnings per share as reported to a Non-GAAP basis (or As Adjusted). We believe the amounts for the periods presented on an as adjusted basis are more meaningful measurements of our financial performance as compared to comparable periods as a result of excluding non-recurring charges. Unaudited Reconciliation of Non-GAAP Financial Measures

Unaudited Reconciliation of Non-GAAP Financial Measures H&E EQUIPMENT SERVICES, INC. UNAUDITED RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (Amounts in thousands) Three Month Period Ended March 31, 2006 2006 As Reported Adjustment(1) (As Adjusted) 2007 Gross profit $ 56,023 $ - $ 56,023 $ 65,711 Selling, general and administrative expenses 41,043 (8,000) 33,043 37,155 Gain on sales of property and equipment, net 99 - 99 308 Income from operations 15,079 8,000 23,079 28,864 Interest expense (10,167) - (10,167) (8,703) Other income, net 75 - 75 137 Income before provision income taxes 4,987 8,000 12,987 20,298 Provision for income taxes 1,067 1,712 2,779 8,164 Net income $ 3,920 $ 6,288 $ 10,208 $ 12,134 EARNINGS PER SHARE Basic - Earnings per share $ 0.12 $ 0.19 $ 0.31 $ 0.32 Basic - Weighted average number of common shares outstanding 33,458 33,458 33,458 38,087 Diluted - Earnings per share $ 0.12 $ 0.19 $ 0.31 $ 0.32 Diluted - Weighted average number of common shares outstanding 33,462 33,462 33,462 38,114 Net income (loss) $ (13,737) $ 28,160 $ 32,714 $ 3,920 $ 12,134 Interest expense 39,856 41,822 37,684 10,167 8,703 Provision for income taxes - 673 9,694 1,067 8,164 Depreciation and amortization 53,526 59,859 85,123 18,440 23,269 EBITDA $ 79,645 $ 130,514 $ 165,215 $ 33,594 $ 52,270 Loss on early extinguishment of debt _ _ 40,771 _ _ Management services agreement termination fee - - 8,000 8,000 - Adjusted EBITDA $ 79,645 $ 130,514 $ 213,986 $ 41,594 $ 52,270 (1) Adjustment relates to a non-recurring charge of $8.0 million for the termination of a management services agreement in connection with the Company's initial public offering in February 2006. (Amounts in thousands) 2006 2004 2005 2006 As Reported 2007 Three Month Period Ended March 31,